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SUPPLEMENT DATED MAY 26, 2004
TO PROSPECTUS DATED MAY 1, 2004

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022

Mutual of America Investment Corporation modifies its Prospectus dated May 1, 2004 as follows: Replace page 14 of the original Prospectus in its entirety with the following text.

ALL AMERICA FUND

THOMAS P. LARSEN, Executive Vice President of the Adviser, is responsible for managing the small cap growth segment of the Adviser's portions of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998 from his position as Senior Vice President of Desai Capital Management. He has over 30 years of experience in selecting securities for and managing equity portfolios.

STEPHEN J. RICH, Executive Vice President of the Adviser, is responsible for managing the small cap value segment of the Adviser's portions of the actively managed assets of the Fund. Mr. Rich joined the Adviser in February 2004 from his position as Vice President, Senior Portfolio Manager at J.P. Morgan Fleming Investment Management Inc. He has approximately 14 years of experience selecting securities for and managing equity portfolios.

MARY E. CANNING, Senior Vice President of the Adviser, is responsible for managing the large cap value segment of the Adviser's portion of the actively managed assets of the Fund. Ms. Canning joined the Adviser in June 1999 from her position as Managing Director/Investment Strategist of Phoenix, Duff & Phelps. She has over 18 years of investment management experience.

JAMES D. OELSCHLAGER is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager, who has more than 34 years of investment experience, is assisted with portfolio management responsibilities by Donna Barton and Margaret Ballinger, trading, and Doug MacKay, equity research. These individuals, each of whom has been with Oak Associates for more than five years, have 24 years, 27 years and 13 years, respectively, of experience in the investment business and play a key role in the day-to-day management of the firm's portfolios.

AGGRESSIVE EQUITY FUND

THOMAS P. LARSEN, Executive Vice President of the Adviser, has responsibility for managing the small cap growth section of the Fund. Mr. Larsen, who has over 30 years of experience in selecting securities for and managing equity portfolios, joined the Adviser in June 1998 and before that was Senior Vice President of Desai Capital Management.

STEPHEN J. RICH, Executive Vice President of the Adviser, is responsible for managing the small cap value segment of the Adviser's portion of the Fund. Mr. Rich joined the adviser in February 2004 from his position as Vice President, Senior Portfolio Manager at J.P. Morgan Fleming Investment Management Inc. He has approximately 14 years of experience selecting securities for, and managing, equity portfolios.

COMPOSITE FUND

ANDREW L. HEISKELL, Executive Vice President of the Adviser, is responsible for managing the fixed income portion of the Fund. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

MARY E. CANNING, Senior Vice President of the Adviser, is responsible for managing the large cap core segment of the Adviser's portion of the actively managed assets of the Fund. Ms. Canning joined the Adviser in June 1999 from her position as Managing Director/Investment Strategist of Phoenix, Duff & Phelps. She has over 18 years of investment management experience.

GARY P. WETTERAU, Senior Vice President of the Adviser, is responsible for managing the mortgage backed segment of the Fixed Income portion of the Fund. Mr. Wetterau joined the Adviser in August 1995 from his position of Assistant Vice President and Portfolio Manager of M.D. Sass. He has over 15 years of experience in selecting securities for and managing Fixed Income portfolios.

BOND FUND, MID-TERM BOND FUND AND SHORT-TERM BOND FUND

ANDREW L. HEISKELL, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund, the Mid-Term Bond Fund and the Short-Term Bond Fund. He has been the portfolio manager for the Bond Fund since February 1991 and of the Mid-Term and Short-Term Bond Funds since their inception in 1993. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

GARY P. WETTERAU, Senior Vice President of the Adviser, is responsible for managing the mortgage backed segment of the Fund. Mr. Wetterau joined the Adviser in August 1995 from his position of Assistant Vice President and Portfolio Manager of M.D. Sass. He has over 15 years of experience in selecting securities for, and managing, fixed income portfolios.

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